UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                              CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): January 21, 2006



                                 NIKE, INC.

          (Exact Name of Registrant as Specified in Charter)


       Oregon                  1-10635                 93-0584541
    ____________             ____________             ____________

   (State of                  (Commission            (I.R.S.Employer
   Incorporation)            File Number)          Identification No.)

                             One Bowerman Drive
                         Beaverton, Oregon 97005-6453

                   (Address of Principal Executive Offices)
                          __________________________

                               (503) 671-6453

             (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                          ___________________________

Item 1.01     Entry into a Material Definitive Agreement.

The Company has approved a form of Aircraft Time-Sharing Agreement for use as part of the Company's corporate travel policy regarding personal use of corporate aircraft for future use. The Aircraft Time-Sharing Agreement will be signed by any director or executive officers of the Company who are authorized to use a corporate aircraft for personal use on or before the time they use the corporate aircraft for personal use. The Agreement is identical in form to previous Aircraft Time-Sharing Agreements executed between the Company and executive officers.


The following description of the Aircraft Time-Sharing Agreement briefly summarizes the terms and conditions that are material to us and are qualified in their entirety by reference to the full text of the Agreement which is filed as exhibit 10.1 to this current report on Form 8-K.

The Agreement permits the Company, as owner of a private aircraft, to lease the aircraft and its crew for flights by a director or executive officer for non-business purposes. The Agreement is required under Federal Aviation Administration regulations for the director or officer to pay the Company for the use of the aircraft. Under the Agreement, the director or officer will pay to the Company the aggregate incremental cost of each such flight based on the list of expenses authorized by federal regulations. The Company and flight crew retain the authority to determine what flights may be scheduled, when a flight may be cancelled or changed for safety or maintenance reasons. The Agreement terminates when the director or officer ceases to be employed by the Company or serve on the Board of Directors.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits

       10.1     Aircraft Time-Sharing Agreement


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NIKE, Inc.
                                     (Registrant)

                                         /s/ Donald W. Blair
Date: January 26, 2006           By: _______________________________
                                         Donald W. Blair,
                                         Chief Financial Officer